Lushan Breeder Pig Farm Co., Ltd.
Financial Statements
For the Year Ended December 31, 2006 and 2005 and
And The Six Months Ended June 30, 2007 and 2006 (unaudited)

Contents

Page

Report of Independent Registered Public Accounting Firm	F-1

Financial Statements:

Balance Sheets as of December 31, 2006 and June 30, 2007 (unaudited)	F-2

Statements of Operations and Other Comprehensive Loss
for the years ended December 31, 2006 and 2005 and the
six months ended June 30, 2007 and 2006 (unaudited)	F-3

Statement of Stockholders' Equity for the years ended
December 31, 2006 and 2005 and the six months ended June 30, 2007 (unaudited)	F-4

Statements of Cash Flows for the years ended December 31, 2006
and 2005 and the six months ended June 30, 2007 and 2006 (unaudited)	F-5

Notes to Financial Statements	F-6 to F-14

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Lushan Breeder Pig Farm Co., Ltd.

We have audited the accompanying balance sheet of Lushan Breeder Pig Farm Co., Ltd. as of December 31, 2006, and the related statements of operations and other comprehensive loss, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lushan Breeder Pig Farm Co., Ltd. as of December 31, 2006, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses has a working capital deficit and an accumulated deficit at December 31, 2006, that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Goldman & Parks LLP

Tarzana, California
September 15, 2007

LUSHAN BREEDER PIG FARM CO., LTD
BALANCE SHEETS
AS OF DECEMBER 31, 2006 AND JUNE 30, 2007

	December 31,	June 30,
	2006	2007
		(unaudited)
ASSETS

CURRENT ASSETS:
Cash & cash equivalents	$58,747	120,990
Accounts receivable	-	1,188
Other receivable	3,396	4,405
Due from related parties	19,221	6,575
Inventory	57,286	112,489
Prepaid expense and other current assets	869	716
Total current assets	139,519	246,363

Property and Equipment, net	94,113	390,085
Construction in Progress	586,072	594,295
TOTAL ASSETS	$819,704	1,230,743

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$8,219	86,075
Other payables	5,015	64,961
Accrued payroll	2,108	3,011
Advance from related party	479,244	410,280
Due to Related Party	7,508	10,218
Tax and welfare payable	2,993	3,071
Total current liabilities	505,087	577,616

STOCKHOLDERS' EQUITY:
Common stock; par value $0.12; 3,000,000 and
6,000,000 shares authorized, issued and outstanding	371,739	766,239
Other comprehensive income	10,668	18,066
Accumulated deficit	(67,790)	(131,178)
Total stockholders' equity	314,617	653,127

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$819,704	1,230,743

The accompanying notes are an integral part of these consolidated financial statements

LUSHAN BREEDER PIG FARM CO., LTD
STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE LOSS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
AND THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006 (unaudited)

	Years Ended December 31,		Six Months Ended June 30,
	2006	2005	2007	2006
			(unaudited)	(unaudited)

Net Revenue	$-	$-	$25,033	$-

Cost of Revenue	-	-	32,391

Gross profit (loss)	-	-	(7,358)	-

Operating expenses
Selling expenses	-	-	352
General and administrative expenses	39,913	20,177	44,181	14,922
Total operating expenses	39,913	20,177	44,533	14,922

Loss from operations	(39,913)	(20,177)	(51,891)	(14,922)

Non-operating income (expense):
Other income (expense)	(943)	311	(398)	5,803
Interest income	58	468	74	7
Interest expense-related party	(7,594)	-	(11,173)	(3,488)

Total non-operating income (expense)	(8,479)	779	(11,497)	2,322

Loss before income tax	(48,392)	(19,398)	(63,388)	(12,600)

Income tax	-	-	-	-

Net loss	$(48,392)	$(19,398)	$(63,388)	$(12,600)

Other comprehensive income
Foreign currency translation gain (loss)	10,966	(298)	7,398	3,227

Comprehensive loss	$(37,426)	$(19,696)	$(55,990)	$(9,373)

Loss per share - basic and diluted	$(0.02)	$(0.01)	$(0.02)	$(0.00)

Weighted average shares outstanding - basic and diluted	3,000,000	3,000,000	3,223,757	3,000,000

The accompanying notes are an integral part of these consolidated financial statements

LUSHAN BREEDER PIG FARM CO., LTD
STATEMENT OF STOCKHOLDERS' EQUITY

			Other		Total
	Common Stock		Comprehensive	Accumulated	Stockholders'
	Shares	Amount	Income	Deficit	Equity
Balance January 1, 2005	-	-	-	-	-

Capital contribution	3,000,000	371,739	-	-	371,739

Change in foreign currency translation gain	-	-	(298)	-	(298)

Net income for the year ended December 31, 2005	-	-	-	(19,398)	(19,398)
Balance December 31, 2005	3,000,000	371,739	(298)	(19,398)	352,043

Change in foreign currency translation gain	-	-	10,966	-	10,966

Net income for the year ended December 31, 2006	-	-	-	(48,392)	(48,392)
Balance December 31, 2006	3,000,000	371,739	10,668	(67,790)	314,617

Conversion of debt for stock (unaudited)	2,100,000	276,150	-	-	276,150

Issuance of stock for cash (unaudited)	900,000	118,350	-	-	118,350

Change in foreign currency translation gain (unaudited)	-	-	7,398	-	7,398

Net income for the three months March 31, 2007 (unaudited)	-	-	-	(63,388)	(63,388)
Balance June 30, 2007 (unaudited)	6,000,000	766,239	18,066	$(131,178)	$653,127

The accompanying notes are an integral part of these consolidated financial statements

LUSHAN BREEDER PIG FARM CO., LTD
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
AND THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006 (unaudited)

	Years Ended December 31,		Six Months Ended June 30,
	2006	2005	2007	2006
			(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(48,392)	(19,398)	$(63,388)	$(12,600)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Depreciation	10,264	-	17,883	1,967
(Increase) / decrease in assets:
Accounts receivable	-	-	(1,172)	-
Other receivable	(815)	(2,441)	(908)	(249)
Inventory	(56,075)	-	(52,990)	(5,685)
Due from related party	87,801	(103,739)	12,976	87,143
Other assets	(850)	-	173	-
Increase / (decrease) in current liabilities:
Accounts payable	8,045	2,880	76,612	3,488
Other payables	4,909	-	59,022	142,721
Due to related party	7,349	-	2,480	7,662
Accrued payroll	(896)	1,492	836	(2,938)
Tax and welfare payable	1,397	-	-	1,157

Net cash provided by (used in) operating activities	12,737	(121,206)	51,524	222,666

CASH FLOWS FROM INVESTING ACTIVITIES
Construction-in-process	(370,922)	(197,285)	-	(189,109)
Acquisition of property and equipment	(102,015)	(361)	(300,450)	(59,257)

Net cash used in investing activities	(472,937)	(197,646)	(300,450)	(248,366)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advance from related party	469,108	-	513,845	-
Repayment to related party	-	-	(321,802)	-
Capital contribution	-	371,739	118,350	-

Net cash provided by financing activities	469,108	371,739	310,393	-

Effect of exchange rate changes on cash and cash equivalents	1,831	(4,879)	776	330

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	10,739	48,008	62,243	(25,370)

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	48,008	-	58,747	48,008

CASH & CASH EQUIVALENTS, ENDING BALANCE	$58,747	$48,008	120,990	$22,638

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	$1,889	-	6,992	-
Income taxes paid	$-	-	-	-

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Conversion of debt for equity	$-	$-	$276,150	$-

Transfer from construction in progress to property and equipment	$-	$-	$7,050	$-

The accompanying notes are an integral part of these consolidated financial statements

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

Note 1 - Organization and Basis of Presentation

Organization and Line of Business

Lushan Breeder Pig Farm Co., Ltd., (hereinafter referred to as the “Company” or “Lushan”) is a mid-scale swine farm engaged mainly in raising, breeding, and selling of pigs in China. The farm is located in HuaLin Town in Jiangix Province. The farm occupies an area of 258,000 square meters. The Company was formed in July 2005.

The Company was a development stage enterprise as defined by Statement of Financial Accounting Standard No. 7, “Accounting and Reporting by Development Stage Enterprises”, for the years ended December 31, 2005 and 2006. The Company exited the development stage during 2007. Accordingly, cumulative information is not presented herein

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Chinese Yuan Renminbi (CNY); however the accompanying financial statements have been translated and presented in United States Dollars ($).

Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate the Company’s continuation as a going concern. The Company incurred a net loss for the year ended December 31, 2006 of $63,388 and at December 31, 2006 had a working capital deficit of $365,568 and an accumulated deficit of $67,790. The Company will seek to raise the additional capital or seek to be acquired by another company. The Company cannot give any assurance that it will be able to secure the additional capital it will require to continue its operations. The foregoing circumstances raise substantial doubt about the Company’s ability to continue as a going concern in the event it is unable to raise the additional capital or be acquired by a company that can fund its working capital requirements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Foreign Currency Translation

As of December 31, 2006 and June 30, 2007, the accounts of the Company were maintained, and its financial statements were expressed in the Chinese Yuan Renminbi (CNY). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholder's equity are translated at the historical rates and statement of operations items are translated at the weighted average exchange rate for the year. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income”.

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

Note 2 - Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. The allowance for doubtful debts amounted to $0 and $0 (unaudited) as of December 31, 2006 and June 30, 2007.

Inventories

Inventory is stated at the lower of cost, as determined by weighted-average method, or market. Management compares the cost of inventories with the market value, and allowance is made for writing down the inventories to their market value, if lower. Costs of raised animals include proportionate costs of breeding, including depreciation of the breeding herd, plus the costs of maintenance through the balance sheet date. Purchased cattle are carried at purchase cost plus costs of maintenance through the balance sheet date.

Property & Equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. Breeding animals are carried at purchase costs or inventory transfer amounts equal to the lower of accumulated animal maintenance costs or market. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives as follows:

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

Buildings	20 years
Machines	8 years
Swines for reproduction	3.5 years
Vehicles	5 years
Office equipment	5 years

Construction In Progress

Construction in progress consists of the cost of constructing the Company’s infrastructure. The major components of construction in progress are advances to contractors, land leveling costs, and construction costs.

Long-Lived Assets

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2006 and June 30, 2007 there were no significant impairments of its long-lived assets.

Fair Value of Financial Instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Revenue is recognized when services are rendered to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

Advertising Costs

The Company expenses the cost of advertising as incurred or, as appropriate, the first time the advertising takes place. Advertising costs for the years ended December 31, 2006 and 2005 and for the six months ended June 30, 2007 and 2006 was $529, $116, $298 (unaudited), and $525 (unaudited), respectively

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. At December 31, 2006 and June 30, 2007, there were no significant book and tax differences in bases of assets and liabilities.

Foreign Currency Transactions and Comprehensive Income

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Certain statements, however, require entities to report specific changes in assets and liabilities, such as gain or loss on foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. The functional currency of the Company is Chinese Renminbi. The unit of Renminbi is in Yuan. Translation gains of $10,668 and $18,066 (unaudited) at December 31, 2006 and June 30, 2007, respectively are classified as an item of other comprehensive income in the stockholders’ equity section of the balance sheet. During the years ended December 31, 2006 and 2005 and the six months ended June 30, 2007 and 2006 other comprehensive income in the statements of operations and other comprehensive income included translation gains (losses) of $10,966, $(298), $7,398(unaudited) and $3,227 (unaudited), respectively.

Statement of Cash Flows

In accordance with Statement of Financial Accounting Standards No. 95, “Statement of Cash Flows,” cash flows from the Company’s operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Segment Reporting

Statement of Financial Accounting Standards No. 131 (“SFAS 131”), “Disclosure About Segments of an Enterprise and Related Information” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company’s combined financial statements as the Company consists of one reportable business segment.

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

Recent Accounting Pronouncements

Fair Value Measurements

In September 2006, FASB issued SFAS No. 157,“Fair Value Measurements,” which establishes a framework for measuring fair value, and expands disclosures about fair value measurements required under the accounting pronouncements, but does not change existing guidance as to whether or not an instrument is carried at fair value. Additionally, it establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for fiscal year, including financial statements for an interim period within the fiscal year. The Company is currently evaluating the impact, if any, that SFAS No. 157 will have on its financial statements.

Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an Amendment of FASB Statements No. 87, 88, 106, and 132R

In September 2006, the FASB, issued SFAS, No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an Amendment of FASB Statements No. 87, 88, 106, and 132R,” which requires employers to recognize the underfunded or overfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through accumulated other comprehensive income. Additionally, SFAS No. 158 requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position. The new reporting requirements and related new footnote disclosure rules of SFAS No. 158 are effective for fiscal years ending after December 15, 2006. We adopted the provisions of SFAS No. 158 for the year end 2006, and the effect of recognizing the funded status in accumulated other comprehensive income was not significant. The new measurement date requirement applies for fiscal years ending after December 15, 2008.

Fair Value Option for Financial Assets and Financial Liabilities

In February of 2007 the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.” The statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company is analyzing the potential accounting treatment.

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

Other-Than-Temporary Impairment

FASB Staff Position on FAS No. 115-1 and FAS No. 124-1 (“the FSP”), “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments,” was issued in November 2005 and addresses the determination of when an investment is considered impaired, whether the impairment on an investment is other-than-temporary and how to measure an impairment loss. The FSP also addresses accounting considerations subsequent to the recognition of other-than-temporary impairments on a debt security, and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The FSP replaces the impairment guidance on Emerging Issues Task Force (EITF) Issue No. 03-1 with references to existing authoritative literature concerning other-than-temporary determinations. Under the FSP, losses arising from impairment deemed to be other-than-temporary, must be recognized in earnings at an amount equal to the entire difference between the securities cost and its fair value at the financial statement date, without considering partial recoveries subsequent to that date. The FSP also required that an investor recognize other-than-temporary impairment losses when a decision to sell a security has been made and the investor does not expect the fair value of the security to fully recover prior to the expected time of sale. The FSP is effective for reporting periods beginning after December 15, 2005. The adoption of this statement will not have a material impact on the Company’s financial statements.

FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No.109.”

Interpretation 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. The amount of tax benefits to be recognized for a tax position that meets the more-likely-than-not recognition threshold is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax benefits relating to tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met or certain other events have occurred. Previously recognized tax benefits relating to tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. Interpretation 48 also provides guidance on the accounting for and disclosure of tax reserves for unrecognized tax benefits, interest and penalties and accounting in interim periods. Interpretation 48 is effective for fiscal years beginning after December 15, 2006. The change in net assets as a result of applying this pronouncement will be a change in accounting principle with the cumulative effect of the change required to be treated as an adjustment to the opening balance of retained earnings on January 1, 2007, except in certain cases involving uncertainties relating to income taxes in purchase business combinations. In such instances, the impact of the adoption of Interpretation 48 will result in an adjustment to goodwill. The adoption of Interpretation 48 did not have a material impact on the Company’s financial statements.

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

Considering the Effects of Prior Year Misstatements in Current Year Financial Statements

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” (“SAB 108”),which provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. The Company adopted SAB 108 in the fourth quarter of 2006 with no impact on its financial statements.

Note 3 – Inventory

The inventory as of December 31, 2006 and June 30, 2007 consisted of the following :-

	December 31, 2006	June 30, 2007 (unaudited)
Feeds	$-	$3,109
Pig medicine	-	3,503
Baby pigs	4,863	9,421
Piglets	6,616	7,445
Fattening Hog	45,807	89,011
Total inventory	$57,286	$112,489

Note 4 – Property, Plant and Equipment

The following are the details of the property and equipment at December 31, 2006 and June 30, 2007:

	December 31, 2006	June 30, 2007 (unaudited)
Buildings	$-	$232,754
Machines	4,781	6,550
Swines for reproduction	84,342	161,185
Vehicles	12,421	12,747
Office equipment	3,055	5,732
Total	104,599	418,968

Less accumulated depreciation	(10,486)	(28,883)

	$94,113	$390,085

Depreciation expense for the years ended December 31, 2006 and 2005 and for the six months ended June 30, 2007 and 2006 was $10,264, $0, $17,883 (unaudited) and $1,967 (unaudited), respectively.

Note 5 – Construction in progress

Construction in progress consist of buildings, water and power supply and landscaping, The Company had construction in progress of $586,072 and $594,295 (unaudited) as of December 31, 2006 and June 30, 2007, respectively. At June 30, 2007, the Company is committed for an additional $300,000 to complete the construction in progress.

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

Note 6 – Employee Welfare Plan

The Company has established its own employee welfare plan in accordance with Chinese law and regulations. The Company makes annual contributions of 14% of all employees’ salaries to employee welfare plan. The total expense for the above plan was $1,397, $1,492, $0 (unaudited) and $1,157 (unaudited) for the years ended December 31, 2006 and 2005 and the six months ended June 30, 2007 and 2006, respectively.

Effective January 1, 2007, establishment of a welfare plan is optional for all Chinese companies.

Note 7 – Related Party Transactions

During the year ended December 31, 2006, the Company received $317,787 from Nanchang Best Husbandry, a company of which the major shareholder of the Company is also a major shareholder.
The advance was interest free and payable on demand.

During the year ended December 31, 2006, the Company received $161,457 from two shareholders. These notes carry an interest rate of 7.2%. Interest expense on the loans was $ 7,594, $0, $11,173 (unaudited) and $3,488 (unaudited) for the years ended December 31, 2006 and 2005 and for the six months ended June 30, 2007 and 2006, respectively.

During the six months ended June 30, 2007, two shareholders converted $276,150 of notes payable for stock (unaudited).

During the six months ended June 30, 2007, the Company repaid the $317,787 to Nanchang Best Husbandry (unaudited).

During the six months ended June 30, 2007, two shareholders advanced an additional $520,740 (unaudited).

Note 8 – Taxes

Local PRC Income Tax

Pursuant to the tax laws of China, general enterprises are subject to income tax at an effective rate of 33%.

A reconciliation of tax at United States federal statutory rate to provision for income tax recorded in the financial statements is as follows:

Lushan Breeder Pig Farm Co., Ltd.
Notes to Financial Statements
For the Years Ended December 31, 2006 and 2005
And the Six Months Ended June 30, 2007 and 2006 (unaudited)

	For the years ended December 31,		For the six months ended June 30,
	2006	2005	2007 (unaudited)	2006 (unaudited)
Tax provision (credit) at statutory rate	34%	34%	34%	34%
Foreign tax rate difference	(1)%	(1)%	(1)%	(1)%
Valuation allowance	(33)%	(33)%	(33)%	(33)%
	0%	0%	0%	0%

At December 31, 2006 and 2005 and June 30, 2007 and 2006, the Company had net operating loss carryforward for PRC income tax purposes of $ 68,000, $19,000 and $ 131,000(unaudited) and $32,000 (unaudited) respectively. A 100% valuation allowance has been made for the tax benefit of the net operating loss carryforward due to the uncertainty of its realization.

Note 9 – Current Vulnerability Due to Certain Concentrations

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC’s economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.